UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2006

THERMOGENESIS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-16375	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road

Rancho Cordova, California 95742

(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors, Principal Officers; Election of Directors;

Appointment of Principal Officers

(d).	Election of Director

On June 5, 2006, the Board of Directors of ThermoGenesis Corp. (the “Company), increased the number of board members to six (6), and elected Dr. Woodrow A. Myers as a new member of the Board of Directors of the Company. Dr. Myers is expected to be appointed to on or more committees of the Board at future meetings, but currently serves on no committee.

Dr. Myers founded Myers Ventures LLC to facilitate his interests in international health, where he currently provides healthcare consulting and investments. From 2000 to 2005, Mr. Myers served as Executive Vice President and Chief Medical Officer of WellPoint Health Networks, managing WellPoint’s Healthcare Quality Assurance Division, which had responsibility for medical policy, clinical affairs and member advocacy. From 1996 to 2000, Mr. Myers served as Director of Health Care Management at Ford Motor Company. Prior to that, Mr. Myers served as Corporate Medical Director for Anthem Blue Cross Blue Shield, Commissioner of Health for New York City and the state of Indiana and various positions at San Francisco General Hospital Medical Center and Stanford University Medical Center. Currently Mr. Myers serves on the board of directors of Stanford University Hospital, he is a Visiting Professor of Medicine at UCLA School of Medicine, a member of the Institute of Medicine and the National Academy of Science and a Master of the American College of Physicians. He has received numerous medical and community service awards and has published extensively on medical issues important to public health. Mr. Myers received a Doctor of Medicine degree from Harvard Medical School, a Masters in Business Administration and Bachelor of Science from Stanford University and is a former Robert Wood Johnson Foundation Clinical Scholar.

Mr. Myers has not previously held any positions with the Company and there have been no related party transactions between Mr. Myers and the Company. Mr. Myers has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers.

Section 9 – Financial Statements and Exhibits

Section 9.01	Financial Statements and Exhibits

Exhibit No. 99.1	Exhibit Description Press release dated June 8, 2006, titled “ThermoGenesis Announces Appointment of Dr. Woodrow Myers to Board of Directors”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS CORP.,
a Delaware Corporation

Dated: June 6, 2006	/s/ Matthew Plavan Matthew Plavan, Chief Financial Officer

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